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                                                                  EXHIBIT 23.10

                        CONSENT OF INDEPENDENT AUDITORS


To Board of Directors
ILEX Systems, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                   /s/ KPMG LLP


Mountain View, California
January 13, 1999